UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report

March 15, 2002

Commission File No. 0-25826

HARMONIC INC.

(Exact name of Registrant as specified in its charter)

Delaware (State of incorporation)	77-0201147 (I.R.S. Employer Identification No.)

549 Baltic Way
Sunnyvale, CA 94089
(408) 542-2500

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

ITEM 5 — OTHER EVENTS

On May 3, 2000, Harmonic completed its merger with C-Cube Microsystems Inc. (“C-Cube”) pursuant to the terms of an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) dated October 27, 1999. Under the terms of the Merger Agreement, C-Cube spun off its semiconductor business as a separate publicly traded company prior to the closing. C-Cube then merged into Harmonic and Harmonic therefore acquired C-Cube’s DiviCom business. The merger was structured as a tax-free exchange of stock and was accounted for under the purchase method of accounting.

This current report on Form 8-K is being filed to comply with the requirements of Rule 3-05 of Regulation S-X. The DiviCom financial statements for each of the three years in the period ended December 31, 1999 were previously filed by Harmonic in its current report on Form 8-K/A, dated July 17, 2000.

ITEM 7 — FINANCIAL STATEMENTS AND EXHIBITS

The following financial statements, pro forma financial information and exhibits are filed as part of this report.

(a)	Financial statements of business acquired:

(1) Audited financial statements

• Report of Independent Public Accountants.

• Consolidated Statements of Net Investment as of December 31, 1998 and December 31, 1999.

• Consolidated Income Statements for the years ended December 31, 1997, 1998, and 1999.

• Consolidated Statements of Changes in Net Investment for the years ended December 31, 1997, 1998, and 1999.

• Consolidated Statements of Cash Flows for the years ended December 31, 1997, 1998, and 1999.

• Notes to Consolidated Financial Statements for the years ended December 31, 1997, 1998, and 1999.

(2) Unaudited financial statements

• Unaudited Condensed Consolidated Statements of Net Investment as of December 31, 1999 and March 31, 2000.

• Unaudited Condensed Consolidated Income Statements for the three months ended March 31, 1999 and 2000.

• Unaudited Condensed Consolidated Statements of Cash Flows for the three months ended March 31, 2000.*

• Notes to Unaudited Condensed Consolidated Financial Statements for the three months ended March 31, 2000.

* A comparative Unaudited Condensed Consolidated Statement of Cash Flows for the three months ended March 31, 1999 has not been provided as the information is not available and is impractical to prepare.

(b)	Pro forma financial information required:

None.

(c)	Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned, hereunto duly authorized.

Harmonic Inc.

Dated:	March 15, 2002
By:	/s/ Robin N. Dickson

Name: Title:	Robin N. Dickson Chief Financial Officer

(Intentionally Left Blank)

ITEM 7 (a) — Financial Statements of Business Acquired

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

         We have audited the accompanying consolidated statements of net investment of the DiviCom business (“DiviCom” or the “Company”), (an operating unit of C-Cube Microsystems Inc.), as of December 31, 1998 and December 31, 1999, and the related consolidated income statements, statements of changes in net investment and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of DiviCom at December 31, 1998 and December 31, 1999, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

San Jose, California
April 28, 2000
[May 3, 2000 as to Note 1]

DIVICOM BUSINESS (AN OPERATING UNIT OF C-CUBE MICROSYSTEMS INC.)
CONSOLIDATED STATEMENTS OF NET INVESTMENT
(IN THOUSANDS)

	DECEMBER 31,	DECEMBER 31,
	1998	1999

ASSETS:

Current assets:

Cash and cash equivalents	$15,044	$21,151

Short-term investments	24,838	7,954

Accounts receivable, net of allowances: 1998 — $5,109; 1999 — $4,238

Billed	17,743	43,719

Unbilled	10,330	18,615

Total receivables	28,073	62,334

Inventories	7,850	10,369

Deferred income taxes	5,736	6,969

Other current assets	6,150	4,593

Total current assets	87,691	113,370

Property and equipment — net	10,352	15,938

Purchased technology — net	7,551	4,719

Other assets	—	1,499

Total	$105,594	$135,526

LIABILITIES AND NET INVESTMENT:

Current liabilities:

Accounts payable	$9,305	$14,744

Accrued compensation and benefits	4,609	5,657

Other accrued liabilities	7,248	7,340

Income taxes payable	3,933	2,855

Deferred contract revenue	4,975	1,921

Current portion of deferred rent	—	15

Total current liabilities	30,070	32,532

Long-term deferred rent	18	23

Deferred income taxes	481	2,004

Total liabilities	30,569	34,559

Accumulated other comprehensive income (loss)	103	(190)

Net investment	74,922	101,157

Total	$105,594	$135,526

See notes to consolidated financial statements.

DIVICOM BUSINESS (AN OPERATING UNIT OF C-CUBE MICROSYSTEMS INC.)
CONSOLIDATED INCOME STATEMENTS
(IN THOUSANDS)

	YEARS ENDED DECEMBER 31,

	1997	1998	1999

Net revenues	$118,760	$142,715	$185,500

Costs and expenses:

Cost of product revenues	59,965	75,088	93,656

Research and development	17,659	21,449	30,106

Selling, general and administrative	15,423	23,959	32,199

Total costs and expenses	93,047	120,496	155,961

Income from operations	25,713	22,219	29,539

Other income, net	826	1,751	1,260

Income before income taxes	26,539	23,970	30,799

Provision for income taxes	9,760	8,390	10,173

Net income	$16,779	$15,580	$20,626

See notes to consolidated financial statements.

DIVICOM BUSINESS (AN OPERATING UNIT OF C-CUBE MICROSYSTEMS INC.)
CONSOLIDATED STATEMENTS OF CHANGES IN NET INVESTMENT
(IN THOUSANDS)

	ACCUMULATED
	OTHER		TOTAL
	COMPREHENSIVE	NET	COMPREHENSIVE
	INCOME (LOSS)	INVESTMENT	INCOME

Balances, January 1, 1997	$14	$45,351

Net income		16,779	$16,779

Accumulated translation adjustments	(61)		(61)

Comprehensive income			$16,718

Transactions with C-Cube Semiconductor:

Tax benefit from employee stock transactions		239

Other		(1,910)

Total		(1,671)

Balances, December 31, 1997	(47)	60,459

Net income		15,580	$15,580

Accumulated translation adjustments	90		90

Unrealized gain on investments	60		60

Comprehensive income			$15,730

Transactions with C-Cube Semiconductor:

Tax benefit from employee stock transactions		518

Other		(1,635)

Total		(1,117)

Balances, December 31, 1998	103	74,922

Net income		20,626	$20,626

Accumulated translation adjustments	(233)		(233)

Change in unrealized gain on investments	(60)		(60)

Comprehensive income			$20,333

Transactions with C-Cube Semiconductor:

Tax benefit from employee stock transactions		8,160

Other		(2,551)

Total		5,609

Balances, December 31, 1999	$(190)	$101,157

See notes to consolidated financial statements.

DIVICOM BUSINESS (AN OPERATING UNIT OF C-CUBE MICROSYSTEMS INC.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS)

	YEARS ENDED DECEMBER 31,

	1997	1998	1999

Cash flows from operating activities:

Net income	$16,779	$15,580	$20,626

Adjustments to reconcile net income to net cash provided by (used in) operating activities:

Depreciation and amortization	3,698	3,849	5,767

Amortization of purchased technology	2,832	2,832	2,832

Deferred income taxes	3,922	(4,108)	290

Changes in assets and liabilities:

Receivables	(2,900)	(6,052)	(34,261)

Inventories	(2,441)	(345)	(2,519)

Other current assets	2,590	(2,248)	1,557

Accounts payable	122	4,693	5,439

Income taxes payable	3,546	1,034	(1,078)

Deferred contract revenue	(2,815)	1,080	(3,054)

Accrued liabilities	4,963	1,706	1,160

Net cash provided by (used in) operating activities	30,296	18,021	(3,241)

Cash flows from investing activities:

Sales and maturities of short-term investments	—	18,000	43,415

Purchases of short-term investments	—	(42,875)	(26,991)

Capital expenditures	(6,893)	(5,615)	(10,953)

Other assets	—	—	(1,499)

Net cash provided by (used in) investing activities	(6,893)	(30,490)	3,972

Cash flows from financing activities:

Net transactions with C-Cube Semiconductor	(1,671)	(1,117)	5,609

Exchange rate impact on cash and equivalents	(61)	90	(233)

Net increase (decrease) in cash and equivalents	21,671	(13,496)	6,107

Cash and cash equivalents, beginning of period	6,869	28,540	15,044

Cash and cash equivalents, end of period	$28,540	$15,044	$21,151

Supplemental schedule of noncash investing and financing activities:

Unrealized gain on investments	$—	$60	$—

Supplemental disclosure of cash flow information — Cash paid during the period for:

Income taxes	$353	$713	$909

See notes to consolidated financial statements.

DIVICOM BUSINESS (AN OPERATING UNIT OF C-CUBE MICROSYSTEMS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1997, 1998 AND 1999

NOTE 1. OVERVIEW AND BASIS OF PRESENTATION

         The accompanying consolidated financial statements were prepared to present the consolidated net investment, income and cash flows of the DiviCom business (“DiviCom” or the “Company”), an operating unit of C-Cube Microsystems Inc., which was sold to Harmonic Inc. (“Harmonic”) on May 3, 2000 pursuant to the Amended and Restated Agreement and Plan of Merger and Reorganization between C-Cube Microsystems Inc. and Harmonic dated December 9, 1999 (the “Agreement”). DiviCom designs, manufactures and sells products and systems that enable the transmission of digital video, audio and data over a variety of networks including satellite, wireless, fiber and cable.

         Accruals for certain C-Cube Microsystems Inc. (“C-Cube”) corporate expenses, including legal, accounting, employee benefits, real estate, insurance services, information technology services, treasury and other C-Cube corporate and infrastructure costs have been allocated to DiviCom and to C-Cube’s semiconductor business per the spin-off described below. These allocations have been determined on bases that C-Cube considered to be a reasonable reflection of the utilization of services provided for the benefit received by those businesses. Although DiviCom believes the allocations and charges for such services to be reasonable, the costs of these services charged to DiviCom are not necessarily indicative of the costs that would have been incurred had DiviCom been a stand-alone entity. The Agreement also provides for all unvested options held by DiviCom employees to be substituted for options in Harmonic.

         Pursuant to the aforementioned Agreement, on May 2, 2000 C-Cube’s semiconductor business (“C-Cube Semiconductor” or “Semi”) was spun off as a separate company, and on May 3, 2000 the DiviCom business was acquired by Harmonic. Harmonic acquired all of the outstanding common stock of C-Cube, whereby each share of C-Cube common stock outstanding on the record date was converted into 0.5427 of a Harmonic common share and 1 C-Cube Semiconductor common share. C-Cube Semiconductor designs and distributes powerful, highly integrated, standards-based digital video compression and decompression semiconductors. The legal structure of this transaction was a spin-off of C-Cube Semiconductor and a merger of C-Cube, which as restructured, consisted of the DiviCom business. The historical assets, revenues, profits and employees of the semiconductor business have been greater than those of DiviCom. The corporate management of C-Cube transferred to C-Cube Semiconductor, and the C-Cube stockholders received less than 50% of Harmonic in the merger. Therefore, for accounting purposes the merger is being treated as a sale of DiviCom’s net investment and C-Cube Semiconductor is being treated as the continuing accounting entity. Accordingly, the consolidated statements of net investment present the net investment of DiviCom rather than common stock and retained earnings.

         The financial information included herein may not necessarily reflect the consolidated results of operations, financial position, changes in net investment and cash flows of DiviCom had the Company been a separate stand-alone entity during the periods presented.

NOTE 2. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

         CONSOLIDATION

         DiviCom has operated as a subsidiary of C-Cube and has certain foreign sales subsidiaries. The consolidated financial statements include DiviCom and its wholly owned subsidiaries after elimination of intercompany accounts and transactions.

         CASH AND CASH EQUIVALENTS

         All highly liquid debt instruments purchased with a remaining maturity of three months or less are classified as cash equivalents.

         SHORT-TERM INVESTMENTS

         Management determines the classification of debt and equity securities at the time of purchase and reevaluates the classification at each balance sheet date. Short-term investments are classified as available-

for-sale when the Company generally has the ability and intent to hold such securities to maturity, but, in certain circumstances, may potentially dispose of such securities prior to their maturity to implement management strategies. Securities available-for-sale are reported at fair value with unrealized gains and losses reported as a separate component of stockholders’ equity. All available-for-sale securities are classified as current assets.

         INVENTORIES

         Inventories are stated at the lower of cost (first-in, first-out) or market. Cost is computed using standard costs which approximate actual cost on a first-in, first-out basis.

         PROPERTY AND EQUIPMENT

         Property and equipment are stated at cost. Depreciation is provided using the straight-line method over estimated useful lives of three years. Leasehold improvements are amortized over the shorter of their estimated useful lives, generally three years, or the lease term.

         REVENUE RECOGNITION AND ACCOUNTS RECEIVABLE

         Revenue from systems contracts is recognized based on performance of specific tasks with approval and acceptance by the customer. Completion of these tasks are natural milestones used in measuring the progress to completion of the project. Such tasks include design, assembly and configuration of equipment and system performance tests at factory and at customer sites. Losses, if any, are recorded when determinable. Unbilled receivables result from completion of tasks as described above in advance of billing schedules. Deferred revenues arise from billing schedules in advance of completion of tasks. It is anticipated that all unbilled receivables from such contracts will be collected within one year.

         RESEARCH AND DEVELOPMENT

         Research and development expenses include costs and expenses associated with the development of the Company’s design methodology and the design and development of new products, and are expensed as incurred.

         INCOME TAXES

         Income tax amounts result from application of Statement of Financial Accounting Standards (“SFAS”) No. 109 as though DiviCom had operated as a separate company. Therefore, income taxes provide for recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the historical financial statement carrying amounts and the historical tax bases of assets and liabilities on a separate company basis. The deferred tax balances reflect the effects of such temporary differences related to the historical assets and liabilities of DiviCom. Income tax payable is estimated as if the Company filed tax returns on a stand-alone basis. The Company will file a consolidated tax return with C-Cube through the date of the merger.

         Upon consummation of the Agreement referred to in Note 1, the Company and C-Cube will enter into an intercompany tax sharing agreement. Due to differences between filing on a consolidated basis versus individual basis, amounts on the actual tax returns could vary from the amounts in these financial statements.

         ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets, liabilities, revenues and expenses as of the dates and for the periods presented. Actual results could differ from those estimates.

         FAIR VALUE OF FINANCIAL INSTRUMENTS

         Financial instruments include cash equivalents and short-term investments. Cash equivalents and short-term investments are stated at fair value based on quoted market prices. The estimated fair value of financial instruments at December 31, 1998 and 1999 was not materially different from the values presented in the consolidated balance sheets.

         CONCENTRATION OF CREDIT RISK

         Financial instruments which potentially subject the Company to concentrations of credit risk consist primarily of cash equivalents, short-term investments, accounts receivable and financial instruments used in hedging transactions. By policy, the Company places its investments only with financial institutions meeting its credit guidelines. Almost all of the Company’s accounts receivable are derived from sales to companies in the cable and satellite communications markets. The Company performs ongoing credit evaluations of its customers’ financial condition and manages its exposure to losses from bad debts by limiting the amount of credit extended whenever deemed necessary and generally does not require collateral.

         The Company entered into an accounts receivable sales program with a financial institution in December 1999 in which the Company sold a $7.2 million undivided interest in the Company’s trade accounts receivable. The program qualifies for sale treatment under SFAS No. 125 “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.” The sales were recorded at the estimated fair values of the receivables sold, reflecting discounts for the time value of money based on U.S. commercial paper rates and estimated loss provisions.

         The Company is subject to credit risks related to sales made into Asia, where economic instability, which resulted in several countries sharply devaluing their currencies in 1998, may reduce the cash flows and the access to credit of some of the Company’s major customers.

         FOREIGN CURRENCY TRANSLATION

         The functional currency of certain of the Company’s subsidiaries in foreign countries are in the local currencies of these respective countries. Accordingly, all assets and liabilities of these subsidiaries are translated at the current exchange rate at the end of the period and revenues and costs at average exchange rates in effect during the period. Gains and losses from foreign currency translation are recorded as a separate component of net investment.

         FORWARD EXCHANGE CONTRACTS

         In the normal course of business, the Company has exposure to foreign currency fluctuations arising from foreign currency purchases and intercompany sales, among other things. The Company enters into forward exchange contracts to neutralize the impact of foreign currency fluctuations on assets and liabilities. All foreign exchange contracts are designated as and effected as hedges. Gains and losses on forward exchange contracts are deferred and recognized in income when the related transactions being hedged are recognized. The costs of entering into such contracts are not material to the Company’s financial results. The fair value of exchange contracts is determined by obtaining quoted market prices of comparable contracts at the balance sheet date, adjusted by interpolation where necessary for maturity differences.

         Prior to 1998, the Company held no foreign exchange contracts. At December 31, 1998, the Company had $4.2 million of outstanding foreign exchange contracts to sell British pounds, for which the estimated fair value was not significantly different. Unrealized gains (losses) on forward exchange contracts at December 31, 1998 were not material. At December 31, 1999, the Company had $1.5 million of outstanding foreign exchange contracts to sell British pounds and $0.2 million of outstanding foreign exchange contracts to sell French francs, for which the estimated fair value of these contracts were not materially different from the net carrying values. These contracts mature through January 2000. Unrealized gains (losses) on these contracts at December 31, 1999 were not material. The Company’s risk in these contracts is the cost of replacing, at current market rates, these contracts in the event of default by the other party. These contracts are executed with credit worthy financial institutions and are denominated in the currency of major industrial nations.

         INTANGIBLES

         The Company amortizes purchased technology over five years. The Company evaluates the recoverability of intangibles and other long-lived assets on a regular basis based on estimated future undiscounted cash flows.

         STOCK-BASED COMPENSATION

         The Company accounts for stock-based awards to employees using the intrinsic value method in accordance with Accounting Principles Board No. 25, “Accounting for Stock Issued to Employees.”

         RECENTLY ISSUED ACCOUNTING STANDARDS

         In March 1998, the American Institute of Certified Public Accountants issued Statement of Position (“SOP”) 98-1, “Accounting for the Costs of Computer Software Developed for Internal Use.” SOP 98-1 requires the capitalization of certain expenditures for software that is purchased or internally developed, once certain criteria are met. As required, the Company adopted SOP 98-1 in fiscal year 1999. At December 31, 1999, the Company had capitalized approximately $1.6 million of costs. Capitalized costs represent external direct costs as well as direct payroll related costs incurred during the application development and integration stages of the project in accordance with the provisions of SOP 98-1. All costs incurred during the preliminary assessment of the project were expensed as incurred. When the software is placed into service, such capitalized costs will be amortized over the estimated useful life of the asset of three years.

         In April 1998, the AICPA issued SOP 98-5, “Reporting on the Costs of Start-up Activities,” which requires costs of start-up activities and organization costs to be expensed as incurred. As required under SOP 98-5, the Company will expense the start-up costs associated with the merger and spin-off as they are incurred in 2000.

         In June 1998, the FASB issued SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities,” which establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. Adoption of this statement is not expected to materially impact the Company’s consolidated financial position, results of operations or cash flows. The Company is required to adopt this statement in the first quarter of fiscal year 2001.

         CONTINGENCIES

         From time to time, DiviCom is involved in litigation or legal claims which arise in the ordinary course of business. There are no such matters pending that DiviCom expects to be material in relation to its business or financial condition.

         PRIOR PERIOD RECLASSIFICATIONS

         Certain reclassifications have been made to prior period balances in order to conform to current period presentation. Such reclassifications had no effect on net investment or net income in any period.

NOTE 3. SHORT-TERM INVESTMENTS

         Short-term investments include the following available-for-sale securities as of December 31, 1998 and 1999:

		UNREALIZED	UNREALIZED
	AMORTIZED	HOLDING	HOLDING	MARKET
	COST	GAINS	LOSSES	VALUE

	(IN THOUSANDS)
1998:

Commercial paper	$4,918	$—	$—	$4,918

Municipal bonds	19,860	60	—	19,920

Total short-term investments	$24,778	$60	$—	$24,838

1999:

Commercial paper	$7,954	$—	$—	$7,954

         The Company’s holdings of commercial paper mature within one year. The Company realized no gains or losses on the sale of investments in the years ended December 31, 1997, 1998 or 1999.

NOTE 4. INVENTORIES

         Inventories consist of:

	DECEMBER 31,	DECEMBER 31,
	1998	1999

	(IN THOUSANDS)
Finished goods	$3,187	$7,083

Work-in-process	2,517	1,917

Raw materials	2,146	1,369

Total	$7,850	$10,369

NOTE 5. PROPERTY AND EQUIPMENT

         Property and equipment consist of:

	DECEMBER 31,	DECEMBER 31,
	1998	1999

	(IN THOUSANDS)
Machinery and equipment — principally computers	$15,017	$25,979

Furniture and fixtures	1,069	1,231

Leasehold improvements	1,629	1,887

Total	17,715	29,097

Accumulated depreciation and amortization	(7,363)	(13,159)

Property and equipment — net	$10,352	$15,938

NOTE 6. LEASE COMMITMENTS

         The Company rents office and research facilities under operating lease agreements which expire through April 2005.

         Future minimum operating lease commitments for years ending December 31 are as follows:

OPERATING

(IN THOUSANDS)
2000	$2,121

2001	1,616

2002	1,036

2003	1,017

2004	279

Thereafter	248

Total minimum lease payments	$6,317

         Rent expense for operating leases was approximately $553,000, $1,613,000 and $2,254,000 for the years ended December 31, 1997, 1998 and 1999, respectively.

NOTE 7. EMPLOYEE BENEFIT PLANS

         EMPLOYEE STOCK OPTION PLANS

         C-Cube’s stock option plans (the “Plans”) authorize the issuance of 31,639,838 shares of C-Cube $.001 par value common stock for the grant of incentive or nonstatutory stock options and the direct award or sale of shares to employees, directors, contractors and consultants. Under the Plans, options are generally granted at fair value at the date of grant. Such options become exercisable over periods of one to five years and expire up to 10 years from the grant date. Under the existing terms of the stock option plans, all C-Cube options held by DiviCom employees will be substituted for options of Harmonic upon consummation of the Agreement referred to in Note 1.

         Option activity for DiviCom employees under the Plans was as follows:

		WEIGHTED
		AVERAGE
	NUMBER	EXERCISE
	OF SHARES	PRICE

Outstanding, January 1, 1997 (239,873 exercisable at a weighted average price of $10.04)	1,752,188	$34.39

Granted (weighted average fair value of $13.12)	3,262,662	21.50

Exercised	(57,617)	(11.93)

Canceled	(2,296,495)	(33.60)

Outstanding, December 31, 1997 (437,284 exercisable at a weighted average price of $15.56)	2,660,738	19.74

Granted (weighted average fair value of $11.97)	1,516,160	18.83

Exercised	(202,257)	(15.81)

Canceled	(348,710)	(20.16)

Outstanding, December 31, 1998 (785,390 exercisable at a weighted average price of $18.87)	3,625,931	19.54

Granted (weighted average fair value of $15.85)	1,373,266	24.36

Exercised	(870,562)	(19.40)

Canceled	(683,524)	(20.00)

Outstanding, December 31, 1999	3,445,111	$21.40

         Additional information regarding options outstanding for DiviCom employees as of December 31, 1999 is as follows:

	OPTIONS OUTSTANDING			OPTIONS EXERCISABLE

		WEIGHTED
		AVERAGE	WEIGHTED		WEIGHTED
		REMAINING	AVERAGE		AVERAGE
RANGE OF	NUMBER	CONTRACTUAL	EXERCISE	NUMBER	EXERCISE
EXERCISE PRICES	OUTSTANDING	LIFE (YEARS)	PRICE	EXERCISABLE	PRICE

$0.22 - $0.22	319	3.53	$0.22	319	$0.22

0.36 - 14.81	104,525	7.68	12.69	39,363	9.29

14.88 - 19.56	1,636,526	8.71	18.44	263,508	18.33

19.63 - 19.94	842,907	6.95	19.93	314,189	19.93

20.00 - 35.44	741,376	9.00	27.38	57,763	25.21

37.00 - 50.50	119,458	9.74	42.94	2,666	39.83

$0.22 - $50.50	3,445,111	8.34	$21.40	677,808	$19.21

         At December 31, 1999, C-Cube exceeded the total number of shares available for grant by 481,295 shares. C-Cube’s 1994 Stock Option Plan has an automatic refresh on January 1, 2000, equal to 4% of shares outstanding, which has replenished this negative balance.

         EMPLOYEE STOCK PURCHASE PLAN

         C-Cube has an employee stock purchase plan, under which eligible employees may authorize payroll deductions of up to 10% of their compensation (as defined in the plan) to purchase C-Cube $.001 par value common stock at a price equal to 85% of the lower of the fair market values as of the beginning of the offering period or end of the purchase period. Stock issued to DiviCom employees under the plan was 34,000, 50,000 and 108,000 shares in the years ended December 31, 1997, 1998 and 1999, at weighted average prices of $29.98, $18.45 and $17.52, respectively. The weighted average fair value of the 1997, 1998 and 1999 awards was $9.46, $7.32, and $7.96, respectively. At December 31, 1999, 855,000 shares of common stock were available for issuance under this plan. A liability of $831,000 representing amounts collected from DiviCom employees, but not used to purchase shares is included in accounts payable at December 31, 1999.

         401(k) PLAN

         C-Cube Microsystems, Inc. has a 401(k) tax-deferred savings plan under which participants may contribute up to 20% of their compensation, subject to certain Internal Revenue Service limitations. The Company is not required to contribute and has not contributed to the plan to date. DiviCom employees will be permitted to transfer their vested balances to Harmonic or an IRA upon consummation of the Agreement referred to in Note 1.

         ADDITIONAL STOCK PLAN INFORMATION

         As discussed in Note 2, the Company continues to account for its stock-based awards using the intrinsic value method in accordance with Accounting Principles Board No. 25, “Accounting for Stock Issued to Employees” and its related interpretations. Accordingly, no compensation expense has been recognized in the financial statements for employee stock arrangements which are granted with exercise prices equal to the fair market value at grant date.

         SFAS No. 123, “Accounting for Stock-Based Compensation,” requires the disclosure of pro forma net income and earnings per share had the Company adopted the fair value method as of the beginning of fiscal 1995. Under SFAS 123, the fair value of stock-based awards to employees is calculated through the use of option pricing models, even though such models were developed to estimate the fair value of freely tradable, fully transferable options without vesting restrictions, which significantly differ from the Company’s stock option awards. These models also require subjective assumptions, including future stock price volatility and expected time to exercise, which greatly affect the calculated values. The Company’s calculations were made using the Black-Scholes option pricing model with the following weighted average assumptions: expected life, 5.50 years in 1997, 5.60 years in 1998 and 5.80 years in 1999; stock volatility, 63% in 1997, 68% in 1998 and 68% in 1999; risk free interest rates, 6.1% in 1997, 5.2% in 1998 and 5.5% in 1999; and no dividends during the expected term. The Company’s calculations are based on a single option valuation approach and forfeitures are recognized as they occur. If the computed fair values of the 1997, 1998, and 1999 awards had been amortized to expense over the vesting period of the awards, pro forma net income would have been $9.9 million in 1997, $8.7 million in 1998 and $13.0 million in 1999.

NOTE 8. COMPREHENSIVE INCOME

         In the first quarter of 1998, the Company adopted SFAS No. 130, “Reporting Comprehensive Income,” which requires an enterprise to report, by major components and as a single total, the change in net investments during the period from nonowner sources. SFAS 130 requires unrealized gains or losses on investments and foreign currency translation adjustments, which prior to adoption were reported separately in net investment, to be included in other comprehensive income; however, the adoption of this Statement had no impact on net income or net investment. The Company has presented its comprehensive income in the Consolidated Statement of Changes in Net Investment. Prior year amounts have been reclassified to conform to the requirements of SFAS 130.

         The following are the components of accumulated other comprehensive income (loss):

	DECEMBER 31,	DECEMBER 31,
	1998	1999

	(IN THOUSANDS)
Unrealized holding gains arising during period	$60	$—

Accumulated translation adjustments	43	(190)

Total	$103	$(190)

NOTE 9. INCOME TAXES

         The provision for income taxes is as follows:

	YEARS ENDED DECEMBER 31,

	1997	1998	1999

		(IN THOUSANDS)
Current:

Federal	$5,326	$12,707	$9,482

State	723	(198)	401

Foreign	(211)	(11)	—

Total	5,838	12,498	9,883

Deferred:

Federal	2,539	(3,172)	196

State	1,335	(1,078)	94

Foreign	48	142	—

Total	3,922	(4,108)	290

Total	$9,760	$8,390	$10,173

         The tax benefit associated with dispositions from stock in employee stock plans reduced taxes currently payable by $239,000, $518,000 and $8,160,000 for the years ended December 31, 1997, 1998 and 1999, respectively.

         Income tax rates differ from the rates computed by applying the federal statutory income tax rate to income before taxes as follows:

	YEARS ENDED DECEMBER 31,

	1997	1998	1999

Tax expense computed at federal statutory rate	35.0%	35.0%	35.0%

State income taxes, net of federal effect	3.1	1.8	1.6

Tax credits	(1.7)	(1.7)	(3.2)

Foreign sales corporation	(2.0)	(2.2)	(1.7)

Other	3.2	2.1	1.3

Income tax rate	37.6%	35.0%	33.0%

         The components of the net deferred tax asset as of December 31, 1998 and December 31, 1999 were as follows:

	DECEMBER 31,	DECEMBER 31,
	1998	1999

	(IN THOUSANDS)
Deferred tax assets:

Accruals and reserves recognized in different periods	$6,765	$6,686

Deferred revenue	1,992	785

Total	8,757	7,471

Deferred tax liabilities:

Purchased technology	(3,021)	(1,923)

Depreciation / other intangibles	(481)	(583)

Total	(3,502)	(2,506)

Net deferred tax assets	$5,255	$4,965

NOTE 10. RELATED PARTY INFORMATION

         Beginning in 1998, C-Cube corporate expenses, including legal, accounting, employee benefits, real estate, insurance services, information technology services, treasury and other C-Cube corporate and infrastructure costs have been allocated as expenses to DiviCom and Semi. The expense allocations have been determined on bases that C-Cube and those businesses considered to be a reasonable reflection of the utilization of services provided or the benefit received. The allocation methods include relative sales, headcount, square footage, transaction processing costs, adjusted operating expenses and others. Although DiviCom believes the allocations and charges for such services to be reasonable, the costs of these services charged to DiviCom are not necessarily indicative of the costs that would have been incurred had DiviCom been a stand-alone entity. Allocated costs are settled through intercompany accounts with Semi. Prior to 1998, the costs for most of the services and operations listed above were incurred separately and directly by DiviCom and Semi, and thus allocations from C-Cube were only made for shared executive management and accounting services.

         Allocated costs included in the accompanying consolidated income statements are as follows:

	YEARS ENDED DECEMBER 31,

	1997	1998	1999

Costs of revenues	$—	$4,112	$5,623

Research and development	—	3,531	5,304

Selling, general and administrative	571	3,942	7,439

	$571	$11,585	$18,366

NOTE 11. SEGMENT INFORMATION, GEOGRAPHIC INFORMATION AND MAJOR CUSTOMERS

         DiviCom operates in one reportable segment under SFAS No. 131 “Disclosures about Segments of an Enterprise and Related Information,” which is the development and integration of products and systems that enable the transmission of digital video, audio and data over satellite, broadcast, cable and wireless networks. These products and services allow its customers to create “end-to-end” digital video systems. Substantially all of DiviCom’s long-lived assets are located within North America.

         Revenues are broken out geographically by the ship-to location of the customer. Revenues by geographical location are as follows:

	YEARS ENDED DECEMBER 31,

	1997	1998	1999

U.S	$85,954	$78,082	$111,924

Canada	7,149	16,793	11,596

Spain	8,757	1,792	1,260

United Kingdom	90	15,931	18,377

Other Europe	6,064	8,132	16,364

Philippines	—	8,686	7,627

China	503	118	4,715

Japan	2,024	4,128	4,077

Other Asia	3,381	2,531	2,003

Rest of World	4,838	6,522	7,557

Total	$118,760	$142,715	$185,500

         During the year ended December 31, 1997, three customers accounted for 26%, 14% and 12% of the Company’s revenues. During the year ended December 31, 1998, one customer accounted for 12% of the Company’s revenues. During the year ended December 31, 1999, one customer accounted for 20% of the Company’s revenues.

         At December 31, 1998, one customer accounted for 19% of accounts receivable. At December 31, 1999, two customers accounted for 19% and 16% of accounts receivable.

NOTE 12. PURCHASE COMMITMENT

         In the third quarter of 1999, the Company began integration of an Oracle ERP system. Costs incurred to date are included in property, plant and equipment for which depreciation will begin when the software is functional. At December 31, 1999, the remaining external purchase commitment related to this project was approximately $1,000,000.

(Intentionally Left Blank)

DIVICOM BUSINESS (AN OPERATING UNIT OF C-CUBE MICROSYSTEMS INC.)
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF NET INVESTMENT
(In thousands)

	December 31,	March 31,
	1999	2000

ASSETS
Current assets:
Cash and cash equivalents	$21,151	$20,527
Short-term investments	7,954	—
Accounts receivable, net	62,334	71,938
Inventories	10,369	15,032
Deferred income taxes	6,969	6,048
Other current assets	4,593	9,273

Total current assets	113,370	122,818
Property and equipment, net	15,938	16,243
Purchased technology, net	4,719	1,179
Other assets	1,499	1,499

Total	$135,526	$141,739

LIABILITIES AND NET INVESTMENT
Current liabilities:
Accounts payable	$14,744	$17,512
Accrued compensation and benefits	5,657	5,623
Other accrued liabilities	7,340	7,641
Income taxes payable	2,855	1,275
Deferred contract revenue	1,921	2,311
Current portion of deferred rent	15	15

Total current liabilities	32,532	34,377
Long-term deferred rent	23	67
Deferred income taxes	2,004	2,513

Total liabilities	34,559	36,957
Accumulated other comprehensive loss	(190)	(122)
Net investment	101,157	104,904

Total	$135,526	$141,739

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

DIVICOM BUSINESS (AN OPERATING UNIT OF C-CUBE MICROSYSTEMS INC.)
UNAUDITED CONDENSED CONSOLIDATED INCOME STATEMENTS
(In thousands)

	Three Months Ended

	March 31,	March 31,
	1999	2000

Net revenues	$38,172	$35,702

Costs and expenses:
Cost of product revenues	20,239	18,895
Research and development	6,591	8,558
Selling, general and administrative	6,941	9,428
Merger costs	—	911

Total costs and expenses	33,771	37,792

Income (loss) from operations	4,401	(2,090)
Other income, net	425	131

Income (loss) before income taxes	4,826	(1,959)
Provision for (benefit from) income taxes	1,593	(646)

Net income (loss)	$3,233	$(1,313)

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

DIVICOM BUSINESS (AN OPERATING UNIT OF C-CUBE MICROSYSTEMS INC.)
UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
(In thousands)

Three Months Ended
March 31, 2000

Cash flows from operating activities:
Net loss	$(1,313)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,061
Amortization of purchased technology	708
Deferred income taxes	1,430
Changes in assets and liabilities:
Accounts receivables	(9,604)
Inventories	(4,663)
Other current assets	(1,848)
Accounts payable	2,768
Income taxes payable	(1,580)
Deferred contract revenue	390
Accrued liabilities	311

Net cash used in operating activities	(11,340)
Cash flows from investing activities:
Sales and maturities of short-term investments	7,954
Capital expenditures	(2,366)

Net cash provided by investing activities	5,588
Cash flows from financing activities:
Net transactions with C-Cube Semiconductor	5,060
Exchange rate impact on cash and equivalents	68

Net decrease in cash and equivalents	(624)
Cash and cash equivalents, beginning of period	21,151

Cash and cash equivalents, end of period	$20,527

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

DIVICOM BUSINESS (AN OPERATING UNIT OF C-CUBE MICROSYSTEMS INC.)
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Overview and Basis of Presentation

The accompanying unaudited condensed consolidated financial statements were prepared to present the consolidated net investment, income and cash flows of the DiviCom business (“DiviCom” or the “Company”), an operating unit of C-Cube Microsystems Inc., for the three month periods ended March 31, 1999 and 2000. An unaudited condensed consolidated statement of cash flow for the three month period ended March 31, 1999 is not available and is impractical to prepare and accordingly has not been presented. Pursuant to the Amended and Restated Agreement and Plan of Merger and Reorganization between C-Cube Microsystems Inc. and Harmonic dated December 9, 1999 (the “Agreement”) on May 2, 2000 C-Cube's semiconductor business ("C-Cube Semiconductor" or "Semi") was spun off as a separate company, and on May 3, 2000 the DiviCom business was acquired by Harmonic. Harmonic acquired all of the outstanding common stock of C-Cube, whereby each share of C-Cube common stock outstanding on the record date was converted into 0.5427 of a Harmonic common share and 1 C-Cube Semiconductor common share. The legal structure of this transaction was a spin-off of C-Cube Semiconductor and a merger of C-Cube, which as restructured, consisted of the DiviCom business. The historical assets, revenues, profits and employees of the semiconductor business have been greater than those of DiviCom. The corporate management of C-Cube transferred to C-Cube Semiconductor, and the C-Cube stockholders received an equity interest in Harmonic of less than 50% in the merger. Therefore, for accounting purposes the merger is being treated as a sale of DiviCom's net investment and C-Cube Semiconductor is being treated as the continuing accounting entity. Accordingly, the unaudited consolidated statements of net investment present the net investment of DiviCom rather than common stock and retained earnings.

The unaudited condensed consolidated financial statements contained in this report have been prepared from accounting records of C-Cube Microsystems Inc (“C-Cube”). In the opinion of management, such financial statements include all normal recurring adjustments and accruals necessary for a fair presentation of the Company’s financial position as of March 31, 2000, and the results of operations for the three month period ended March 31, 1999 and 2000 and cash flows for the three month period ended March 31, 2000. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted in accordance with the rules and regulations of the Securities and Exchange Commission. This unaudited quarterly information should be read in conjunction with the audited consolidated financial statements of DiviCom and the notes thereto for the year ended December 31, 1999 included elsewhere in this Form 8-K.

Accruals for certain C-Cube Microsystems Inc. (“C-Cube”) corporate expenses, including legal, accounting, employee benefits, real estate, insurance services, information technology services, treasury and other C-Cube corporate and infrastructure costs have been allocated to DiviCom and to C-Cube’s semiconductor business per the spin-off described below. These allocations have been determined on bases that C-Cube considered to be a reasonable reflection of the utilization of services provided for the benefit received by those businesses. Although DiviCom believes the allocations and charges for such services to be reasonable, the costs of these services charged to DiviCom are not necessarily indicative of the costs that would have been incurred had DiviCom been a stand-alone entity. The Agreement also provides for all unvested options held by DiviCom employees to be substituted for options in Harmonic.

The financial information included herein may not necessarily reflect the consolidated results of operations, financial position, changes in net investment and cash flows of DiviCom had DiviCom been a separate stand-alone entity during the periods presented.

Prior Period Reclassifications

Certain reclassifications have been made to prior period balances in order to conform to current period presentation. Such reclassifications had no effect on net investment or net income in any period.

Note 2. Inventories

Inventories consist of:

In thousands	December 31, 1999	March 31, 2000

		(Unaudited)
Finished goods	$7,083	$11,029
Work-in-process	1,917	2,616
Raw materials	1,369	1,387

Total	$10,369	$15,032

Note 3. Comprehensive Income

For the quarter ended March 31, 2000, comprehensive income, which was comprised of the Company’s net loss for the period, changes in accumulated translation adjustments and unrealized gains (losses) on investments, was $1.2 million.

Note 4. Related Party Information

C-Cube corporate expenses, including legal, accounting, employee benefits, real estate, insurance services, information technology services, treasury and other C-Cube corporate and infrastructure costs have been allocated as expenses to DiviCom and Semi. The expense allocations have been determined on bases that C-Cube and those businesses considered to be a reasonable reflection of the utilization of services provided or the benefit received. The allocation methods include relative sales, headcount, square footage, transaction processing costs, adjusted operating expenses and others. Although DiviCom believes the allocations and charges for such services to be reasonable, the costs of these services charged to DiviCom are not necessarily indicative of the costs that would have been incurred had DiviCom been a stand-alone entity. Allocated costs are settled through intercompany accounts with Semi.

Allocated costs included in the accompanying consolidated income statements are as follows:

	Three Months
	Ended March 31,

	1999	2000

	(Unaudited)
Costs of revenues	$790	$923
Research and development	628	821
Selling, general and administrative	1,265	1,100

Note 5. Segment Information, Geographic Information and Major Customers

DiviCom operates in one reportable segment under SFAS No. 131 “Disclosures about Segments of an Enterprise and Related Information,” which is the development and integration of products and systems that enable the transmission of digital video, audio and data over satellite, broadcast, cable and wireless networks. These products and services allow its customers to create “end-to-end” digital video systems. Substantially all of DiviCom’s long-lived assets are located within North America.

Revenues are broken out geographically by the ship-to location of the customer. Revenues by geographical locations are as follows:

	Three Months Ended March 31,

	1999	2000

	(Unaudited)

U.S.	$20,245	$18,205

United Kingdom	2,732	4,181

Philippines	3,249	3,441

Germany	1,795	2,701

Ireland	—	1,792

Other foreign countries	10,151	5,382

Total	$38,172	$35,702

During the three month period ended March 31, 1999, one customer accounted for 16% of the Company’s revenues. During the three month period ended March 31, 2000, two customers accounted for 10% and 25% of the Company’s revenues.

At December 31, 1999, two customers accounted for 19% and 16% of accounts receivable. At March 31, 2000, three customers accounted for 18%, 18%, and 13% of accounts receivable.